UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
WEBSIDESTORY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31613	33-0727173
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
     On February 7, 2006, WebSideStory, Inc. (“WebSideStory”) filed a Current Report on Form 8-K (the “Current Report”), under Items 1.01, 2.01, 2.03, 3.02, 7.01 and 9.01, to report the acquisition of Visual Sciences, LLC (the “Company”) by WebSideStory. In the Current Report, WebSideStory indicated that it would file the necessary financial information required by Item 9.01 by amendment not later than 71 days after the date on which the Current Report was required to be filed. WebSideStory hereby amends and restates Item 9.01 of the Current Report to provide the required financial information.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The audited financial statements of the Company for the years ended December 31, 2005 and 2004 and the related notes are filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
     (b) Pro Forma Financial Information
     The unaudited condensed combined pro forma financial statements of WebSideStory and the related notes are filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.
     (d) Exhibits

Exhibit No.	Description
23.1	Consent of BDO Seidman, LLP, independent registered public accounting firm.

99.1	Visual Sciences, LLC’s audited financial statements as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005.

99.2	Unaudited condensed combined pro forma financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.
Date: April 19, 2006	By:	/s/ Claire Long
Claire Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO Seidman, LLP, independent registered public accounting firm.

99.1	Visual Sciences LLC’s audited financial statements as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005.

99.2	Unaudited condensed combined pro forma financial statements.